Rule 497(e)
File Nos. 333-70963 and 811-09201

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
Offered by Great-West Life & Annuity Insurance Company
In connection with its COLI VUL-2 Series Account

SUPPLEMENT Dated February 22, 2010
To the Prospectus dated May 1, 2009

The Board of Trustees of the Federated Insurance Series Funds approved the liquidation of the Federated International Equity Fund II (the “Fund”).  Accordingly, the Fund will be liquidated on or around March 12, 2010 (the “Liquidation”).

The Fund will discontinue accepting requests to purchase shares of the Fund on March 11, 2010.  Any assets remaining in the Fund as of the date the Fund liquidates will be defaulted to the Maxim Money Market Portfolio.  As of the date the Fund discontinues accepting requests to purchase shares, any allocation or automatic rebalancer allocations to the Fund will be defaulted to the Maxim Money Market Portfolio.

Accordingly, the following paragraph is added to the end of the Federated International Equity Fund II Fund’s description on page 21 of the Prospectus:

“On or about March 12, 2010 (the “Effective Date”), the assets of the Fund will be liquidated.  The Fund will discontinue accepting requests to purchase shares of the Fund on March 11, 2010.  Any assets remaining in the Fund as of the date the Fund liquidates will be defaulted to the Maxim Money Market Portfolio.  As of the date the Fund discontinues accepting requests to purchase shares, any allocation or automatic rebalancer allocations to the Fund will be defaulted to the Maxim Money Market Portfolio.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2009.  Please keep this supplement for future reference.